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                                                                   EXHIBIT 10.46
                                  May 24, 1993
203 E. Main Street
Spartanburg, S.C. 29319-0001
803-597-8000
Mr. Ray Perry
686 Creek View Drive
Orange, CA 92669
Dear Ray:
     We are truly delighted to offer you the opportunity to join our company as TW Services' Senior Vice President and Chief Operating Officer of El Pollo Loco. This letter outlines the terms of our offer:
START DATE
     You will join our company effective June 1, 1993.
BASE SALARY
     Your annual base salary will be $240,000.00, to be paid monthly (on the 18th of each month or the nearest Thursday preceding the 18th via direct deposit).
ANNUAL INCENTIVE
     You are eligible for an annual incentive. Your level of participation is 75% of base salary at target EBITDA. This year, any payout will be prorated based on your length of time with the company. The attached letter outlines specifics of the plan.
STOCK OPTIONS
     Subject to ratification by the TWH Stock Option Committee, you will be granted 300,000 shares of TWH stock. Details of the plan will be provided to you after you join us.
BENEFITS
     You are eligible for benefits as outlined in the attached Benefits Summary.

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Mr. Ray Perry
Page Two
May 24, 1993
SIGNING BONUS
     You will receive a signing bonus of $130,000.00, subject to normal withholding, as soon as practical after you join us. If you leave us voluntarily within one year from your hire date, you agree to reimburse us this amount.
     Ray, we sincerely hope you will accept our offer and become part of our team. We would welcome the opportunity to work with you.
     If you are in agreement with these terms, please sign one copy of this letter and return to me.
     Please feel free to call if there are any questions. (Office: 803/597-8412; Home : 803/587-6964)
                                         Sincerely,
                                         /s/ EDNA MORRIS
                                         Edna Morris
                                         Senior Vice President
                                         Human Resources
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Attachments
AGREED AND ACCEPTED:
/s/ RAYMOND J. PERRY
Raymond J. Perry
May 26, 1993